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Scudder High Income Trust

Annual Report

November 30, 2001

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Officers and Trustees

<Click Here> Dividend Reinvestment Plan

<Click Here> Account Management Resources

	NYSE Symbol	CUSIP Number
Scudder High Income Trust	KHI	811153-105

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Performance Summary November 30, 2001

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.86%	-3.03%	1.33%	7.07%
Based on Market Price	16.00%	2.59%	5.14%	9.54%

Net Asset Value and Market Price
	As of 11/30/01	As of 11/30/00
Net Asset Value	$ 5.62	$ 6.09
Market Price	$ 7.42	$ 7.19

Distribution Information
Twelve Months: Income Dividends	$ .88
November Income Dividend	$ .0675
Current Annualized Distribution Rate (based on Net Asset Value)+	14.41%
Current Annualized Distribution Rate (based on Market Price)+	10.92%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.
(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Management Review

Scudder High Income Trust: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder High Income Trust is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Harry E. Resis, Jr. joined the Advisor in 1988, and assumed responsibility for the Trust's day-to-day management and overall investment strategies in 1988. Mr. Resis has 33 years of investment industry experience.

Portfolio Manager Daniel J. Doyle joined the Advisor in 1986 as a high yield analyst and joined the portfolio management team in 1999. Mr. Doyle has 15 years of experience in the high yield industry.

In the following interview, Scudder High Income Trust's management team of Lead Portfolio Manager Harry Resis and Portfolio Manager Dan Doyle discuss the Trust's performance and the recent market environment for high-yield bonds.

Q: How did the bond market and specifically high-yield securities perform in the year ending November 30, 2001?

A: The bond market generally outperformed equities over the past year. The Lehman Brothers Aggregate Bond Index1 returned 11.16 percent, while the S&P 500 fell 12.23 percent and the Nasdaq2 sank 25.69 percent in the period. High-yield issues delivered solid results during the period, despite a good deal of volatility. The JPMorgan Global High Yield Index3 rose 8.00 percent in the year ending November 30, 2001.

1 The Lehman Brothers Aggregate Bond Index is a total return index including fixed-rate debt issues rated investment-grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.
2 An unmanaged group of stocks that trade over-the-counter, vary in market capitalization and are generally representative of the U.S. technology sector.
3 The index includes issues with Moody's and/or S&P ratings below Baa3/BBB-. Issues must be greater than or equal to $75 million in size and greater than one year in maturity.

High-yield bonds started off 2001 with a bang, after struggling in 2000's fourth quarter. However, deteriorating credit conditions, an increase in distressed securities and volatility in prominent sectors of the high-yield market caused more difficulties in 2001's second quarter, and those problems escalated in the third quarter. The most significant slide followed the events of September 11, 2001. For a week after the New York and Washington, D.C., attacks, the bond market experienced liquidity issues. Trading returned to near-normal conditions shortly thereafter, and pricing has become more sensible. Following the events of September 11, the Federal Reserve Board rushed into action. The board cut short-term rates significantly over the next two months, bringing the federal funds rate to 2.00 percent as of November 30, 2001, from 6.50 percent a year earlier. This easing helped boost both the equity and high-yield markets. In the period, the yield curve also steepened significantly. The average spread of high-yield bonds rose to more than 1,000 basis points in September - the first time it widened to this degree since October 1990, according to JPMorgan data. Spreads have since narrowed, but remain high by historical standards.

Q: How did Scudder High Income Trust perform during the year ended November 30, 2001?

A: Scudder High Income Trust outpaced the competition by a wide margin in the last year. For the period, the Trust returned 3.86 percent on a net asset value basis. The Trust ranked fifth versus its 25 peers in the Lipper high current income funds (leveraged) category. On a market value basis, the Trust returned 16 percent during the period. Those returns strongly outperformed the category's average return of 0.56 percent on a net asset value basis and trailed the category average return of 19.86 percent on a market value basis. The Trust's solid exposure to higher-quality securities helped maintain the Trust's edge over its peers. In addition, the strategic use of leverage was beneficial to performance. As interest rates continued to decline, the Trust benefited from the attractive rates afforded to it through its outstanding preferred shares, thus optimizing the return to investors.

Q: Will you expand on how Scudder High Income Trust was positioned during the period and how that positioning contributed to performance?

A: Over the course of the last year, the Trust benefited from its exposure to bonds rated BB and higher. Even as high-yield securities struggled mid-year, the Trust was able to hold up better than the majority of its peers. Like much of the marketplace, the Trust was most impacted, but only briefly, by the events of September 11. Although BB-rated securities held strong for much of 2001, they struggled after September 11, declining along with much of the high-yield and equity markets. BB-rated issues were hit particularly hard, since they generally make up a large part of sectors such as airlines, lodging and gaming - areas that were most impacted by the attacks on New York and Washington. Still, even with this dip, BB-rated bonds outperformed their lower-quality counterparts overall during the period. And the Trust was able to deliver solid gains.

Q: In light of the recession we are experiencing, what are your expectations for high-yield defaults?

A: Prior to September 11, the bond market had expected default rates to level off by year's end, possibly around 8 percent. The market now is pointing to a default rate of about 9 percent by year's end, with that rate peaking in mid-2002. Within our portfolio we have generally experienced fewer defaults than the market average. And we continue to monitor each of our issues closely for any deterioration in fundamentals.

Q: What is your overall market outlook going forward?

A: Although the high-yield market regained some ground in November, we are still looking for possible buying opportunities. We have held our stake in BB-rated bonds steady during the much of the period and may perhaps even add to individual securities as they become priced attractively. We are particularly interested in adding to our exposure to B-rated securities, as we believe their potential will be strong going forward. However, as yet we have not found as many B-rated issues as we would like that meet our stringent credit selection criteria. And while default rates will likely increase somewhat over upcoming months, we believe that over the long haul this weeding-out period will only lead to a stronger high-yield market. Moreover, we believe the U.S. government's response to the attacks should help both the stock and bond markets gather a good amount of steam for 2002.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary November 30, 2001

Asset Allocation	11/30/01	11/30/00

Corporate Bonds	85%	93%
U.S. Government Obligations	6%	4%
Foreign Bonds	6%	3%
Cash and Equivalents	2%	-
Asset Backed	1%	-
	100%	100%

Diversification (Excludes Cash Equivalents)	11/30/01	11/30/00

Consumer Discretionary	19%	17%
Manufacturing	19%	18%
Communications	17%	20%
Media	14%	15%
Energy	7%	5%
Construction	6%	5%
Service Industries	4%	4%
Financial	4%	4%
Other	10%	12%
	100%	100%

Quality	11/30/01	11/30/00

AAA	7%	4%
BBB	7%	2%
BB	23%	17%
B	61%	64%
Below B	1%	11%
Not rated	1%	2%
	100%	100%

Interest Rate Sensitivity	11/30/01	11/30/00

Average Maturity	7.2 years	6.3 years
Duration	5.2 years	3.7 years

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2001

	Principal Amount ($)	Value ($)
Corporate Bonds 85.4%
Communications 14.3%
Adelphia Communications Corp., 8.125%, 7/15/2003	330,000	326,700
Adelphia Communications Corp., 10.25%, 6/15/2011	110,000	111,100
Adelphia Communications Corp., 10.875%, 10/1/2010	1,830,000	1,898,625
Airgate PCS, Inc., Step-up Coupon, 0% to 10/1/2004, 13.5% to 10/1/2009	1,330,000	1,037,400
Allegiance Telecom, Inc., Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	1,530,000	703,800
Allegiance Telecom, Inc., 12.875%, 5/15/2008	650,000	487,500
American Tower Corp., 9.375%, 2/1/2009	2,820,000	2,397,000
AT&T, Inc., 7.65%, 9/15/2006	70,000	50,400
Call-Net Enterprises, Inc., Step-up Coupon, 0% to 8/15/2003, 8.94% to 8/15/2008	105,000	27,300
Call-Net Enterprises, Inc., Step-up Coupon, 0% to 5/15/2004, 10.8% to 5/15/2009	160,000	41,600
Call-Net Enterprises, Inc., 9.375%, 5/15/2009	520,000	187,200
Crown Castle International Corp., 9.375%, 8/1/2011	280,000	269,500
Crown Castle International Corp., Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	1,920,000	1,660,800
Dolphin Telecom PLC, Step-up Coupon, 0% to 5/15/2004, 14% to 5/15/2009*	2,000,000	10,000
FairPoint Communications, Inc., 12.5%, 5/1/2010	1,940,000	1,843,000
Global Crossing Holdings Ltd., 8.7%, 8/1/2007	1,000,000	120,000
Global Crossing Holdings Ltd., 9.125%, 11/15/2006	500,000	65,000
ICG Holdings, Inc., 13.5%, 9/15/2005*	2,880,000	201,600
Impsat Corp., 12.375%, 6/15/2008	1,945,000	116,700
Intermedia Communications of Florida, Inc., Step-up Coupon, 0% to 7/15/2002, 11.25% to 7/15/2007	2,230,000	2,224,425
KMC Telecom Holdings, Inc., Step-up Coupon, 0% to 2/15/2003, 12.5% to 2/15/2008	2,200,000	88,000
KMC Telecom Holdings, Inc., 13.5%, 5/15/2009	1,040,000	88,400
Level 3 Communications, Inc., Step-up Coupon, 0% to 3/15/2005, 12.875% to 3/15/2010	4,510,000	1,037,300
Level 3 Communications, Inc., 11%, 3/15/2008	130,000	70,200
McLeod USA, Inc., Step-up Coupon, 0% to 3/1/2002, 10.5% to 3/1/2007	1,000,000	150,000
McLeod USA, Inc., 9.25%, 7/15/2007	20,000	2,800
MGC Communications, Inc., 13%, 10/1/2004	1,530,000	489,600
Nextel Communications, Inc., 9.5%, 2/1/2011	4,850,000	3,952,750
Nextlink Communications, Inc., 12.5%, 4/15/2006	230,000	32,200
Nextlink Communications, Inc., Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009	2,300,000	184,000
NTL, Inc., Series B, 11.5%, 2/1/2006	2,130,000	788,100
Price Communications Wireless, 9.125%, 12/15/2006	1,630,000	1,711,500
PTC International Finance II, 11.25%, 12/1/2009	240,000	242,400
SBA Communications Corp., Step-up Coupon, 0% to 3/1/2003, 12% to 3/1/2008	550,000	423,500
SBA Communications Corp., 10.25%, 2/1/2009	1,190,000	1,023,400
Sinclair Broadcast Group, 8.75%, 12/15/2011	860,000	868,600
Sinclair Broadcasting Group, 10%, 9/30/2005	1,300,000	1,345,500
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12% to 7/15/2008	2,420,000	871,200
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 4/15/2004, 11.25% to 4/15/2009	1,450,000	449,500
Telecorp PCS, Inc., Step-up Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	260,000	228,800
Teligent, Inc., Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008	775,000	1,938
Time Warner Telecom, Inc., 10.125%, 2/1/2011	400,000	332,000
Tritel PCS, Inc., Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	3,080,000	2,710,400
Triton Communications LLC, Step-up Coupon, 0% to 5/1/2003, 11% to 5/1/2008	2,230,000	2,051,600
Voicestream Wire Co., 10.375%, 11/15/2009	930,000	1,053,225
		33,976,563
Construction 5.1%
Congoleum Corp., 8.625%, 8/1/2008	580,000	388,600
Del Webb Corp., 10.25%, 2/15/2010	1,000,000	1,085,000
Dimac Corp., 12.5%, 10/1/2008*	1,420,000	14,200
Fortress Group, 13.75%, 5/15/2003	360,000	205,200
Hovnanian Enterprises, Inc., 9.75%, 6/1/2005	1,810,000	1,810,000
KB Home, 8.625%, 12/15/2008	780,000	777,478
Lennar Corp., 9.95%, 5/1/2010	1,400,000	1,529,500
Nortek, Inc., Series A, 8.875%, 8/1/2008	280,000	278,600
Nortek, Inc., 9.125%, 9/1/2007	520,000	525,200
Nortek, Inc., 9.875%, 6/15/2011	1,060,000	1,052,050
Ryland Group, Inc., 9.75%, 9/1/2010	630,000	686,700
Schuler Homes, Inc., 10.5%, 7/15/2011	820,000	869,200
Standard Pacific Corp., 8%, 2/15/2008	190,000	179,550
Standard Pacific Corp., 8.5%, 4/1/2009	290,000	279,850
Terex Corp., 10.375%, 4/1/2011	1,520,000	1,580,800
Toll Corp., 7.75%, 9/15/2007	150,000	148,125
Toll Corp., 8.125%, 2/1/2009	100,000	100,250
Toll Corp., 8.75%, 11/15/2006	130,000	133,250
WCI Communities, Inc., 10.625%, 2/15/2011	560,000	578,200
		12,221,753
Consumer Discretionary 18.0%
Advantica Restaurant Co., 11.25%, 1/15/2008	625,815	423,990
AFC Enterprises, Inc., 10.25%, 5/15/2007	3,250,000	3,469,375
Ameristar Casino, Inc., 10.75%, 2/15/2009	1,070,000	1,177,000
AMF Bowling, Inc., 10.875%, 3/15/2006*	980,000	7,350
AMF Bowling, Inc., 12.25%, 3/15/2006*	2,882,000	21,615
Boca Resorts, Inc., 9.875%, 4/15/2009	2,820,000	2,890,500
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	460,000	475,525
Cinemark USA, Inc., 8.5%, 8/1/2008	200,000	166,250
Circus Circus Entertainment, 6.45%, 2/1/2006	250,000	235,000
Color Tile, Inc., 10.75%, 12/15/2001*	1,260,000	12,600
Eldorado Resorts LLC, 10.5%, 8/15/2006	770,000	725,725
Finlay Enterprises, Inc., 9%, 5/1/2008	190,000	165,300
Finlay Fine Jewelry Co., 8.375%, 5/1/2008	880,000	774,400
Fleming Co, Inc., 10.625%, 7/1/2007	360,000	360,000
Gap, Inc., 8.8%, 12/15/2008	620,000	650,740
Guitar Center Management, 11%, 7/1/2006	1,324,000	1,310,760
Hasbro, Inc., 7.95%, 3/15/2003	1,260,000	1,266,300
Hasbro, Inc., 8.5%, 3/15/2006	260,000	265,850
Hines Horticulture, Inc., 12.75%, 10/15/2005	1,494,000	1,523,880
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	340,000	318,325
HMH Properties, Inc., 8.45%, 12/1/2008	3,460,000	3,304,300
Horseshoe Gaming LLC, 9.375%, 6/15/2007	810,000	862,650
Imperial Home Decor Group, Inc., 11%, 3/15/2008*	680,000	680
International Game Technology, 8.375%, 5/15/2009	2,400,000	2,550,000
Kmart Corp., 9.875%, 6/15/2008	660,000	594,027
Krystal, Inc., 10.25%, 10/1/2007	2,520,000	1,537,200
Mandalay Resort Group, 9.5%, 8/1/2008	380,000	404,700
MGM Grand, Inc., 9.75%, 6/1/2007	1,660,000	1,765,825
MGM Mirage, Inc., 8.5%, 9/15/2010	2,980,000	3,069,773
Mohegan Tribal Gaming Authority, 8.125%, 1/1/2006	1,510,000	1,574,175
Mohegan Tribal Gaming Authority, 8.375%, 7/1/2011	560,000	588,700
Mohegan Tribal Gaming Authority, 8.75%, 1/1/2009	830,000	877,725
Park Place Entertainment, Inc., 9.375%, 2/15/2007	2,250,000	2,385,000
Perkins Finance LP, 10.125%, 12/15/2007	1,330,000	1,296,750
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,440,000	417,600
Royal Caribbean Cruises Ltd., 6.75%, 3/15/2008	240,000	180,938
Royal Caribbean Cruises Ltd., 7%, 10/15/2007	100,000	79,680
Royal Caribbean Cruises Ltd., 7.25%, 8/15/2006	70,000	58,505
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	1,130,000	965,144
Sealy Mattress Co., Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	3,090,000	2,626,500
Six Flags, Inc., 9.5%, 2/1/2009	920,000	933,800
Specialty Retailers, Inc., 9%, 7/15/2007*	1,340,000	13,400
Station Casinos, Inc., 9.75%, 4/15/2007	380,000	391,400
Station Casinos, Inc., 9.875%, 7/1/2010	130,000	133,250
		42,852,207
Consumer Staples 0.9%
Dyersburg Corp., 9.75%, 9/1/2007*	790,000	19,750
Fleming Co., Inc., 10.125%, 4/1/2008	1,010,000	1,057,975
Grove Worldwide LLC, 9.25%, 5/1/2008*	860,000	17,200
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,050,000	1,039,500
		2,134,425
Durables 2.3%
Airxcel, Inc., 11%, 11/15/2007	430,000	236,500
DeCrane Aircraft Holdings, Inc., 12%, 9/30/2008	1,440,000	1,324,800
Fairchild Corp., 10.75%, 4/15/2009	790,000	260,700
Sonic Automotive, Inc., 11%, 8/1/2008	250,000	260,000
United Rentals, Inc., Series B, 9%, 4/1/2009	3,080,000	3,018,400
United Rentals, Inc., 10.75%, 4/15/2008	250,000	273,125
		5,373,525
Energy 5.8%
AES Corp., 9.375%, 9/15/2010	2,620,000	2,606,900
Azurix Corp., 10.375%, 2/15/2007	510,000	331,500
Azurix Corp., 10.75%, 2/15/2010	2,020,000	1,313,000
Chesapeake Energy Corp., 8.125%, 4/1/2011	590,000	581,150
Continental Resources, Inc., 10.25%, 8/1/2008	790,000	687,300
El Paso Energy Partners, 8.5%, 6/1/2011	1,200,000	1,260,000
EOTT Energy Partners, 11%, 10/1/2009	220,000	222,200
Key Energy Services, Inc., 14%, 1/15/2009	391,000	447,695
Nuevo Energy Co., 9.375%, 10/1/2010	1,260,000	1,187,550
Ocean Energy, Inc., 8.875%, 7/15/2007	1,020,000	1,068,450
Parker Drilling Corp., 9.75%, 11/15/2006	700,000	700,000
Pen Holdings, Inc., 9.875%, 6/15/2008	50,000	39,000
Pride International, Inc., 10%, 6/1/2009	980,000	1,070,650
R&B Falcon Corp., 9.5%, 12/15/2008	460,000	533,532
Stone Energy Corp., 8.75%, 9/15/2007	540,000	553,500
Swift Energy Co., 10.25%, 8/1/2009	70,000	71,050
Tesoro Petroleum Corp., 9.625%, 11/1/2008	160,000	165,600
Triton Energy Ltd., 8.875%, 10/1/2007	670,000	733,650
Westport Resources Corp., 8.25%, 11/1/2011	260,000	265,850
		13,838,577
Financial 1.1%
Carlyle High Yield Partners, 12.24%, 5/31/2007	2,000,000	1,900,200
Eaton Vance Corp., 13.68%, 7/15/2012	2,300,000	690,000
FRD Acquisition, 12.5%, 7/15/2004*	180,000	3,150
		2,593,350
Health 2.7%
Dade International, Inc., 11.125%, 5/1/2006*	370,000	148,000
Insight Health Services, 9.875%, 11/1/2011	320,000	336,000
Magellan Health Services, Inc., 9%, 2/15/2008	870,000	856,950
Mariner Post-Acute Network, Inc., Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*	2,520,000	12,600
Mariner Post-Acute Network, Inc., 10.5%, 8/1/2006	1,100,000	935,000
MEDIQ, Inc., 11%, 6/1/2008*	240,000	2,400
National Vision, Inc., 12%, 3/30/2009	1,778,000	1,093,470
Res-Care, Inc., 10.625%, 11/15/2008	600,000	601,500
Triad Hospitals, Inc., 8.75%, 5/1/2009	1,000,000	1,080,000
Vanguard Health Systems, 9.75%, 8/1/2011	850,000	896,750
Vicar Operating, Inc., 9.875%, 12/1/2009	510,000	521,475
		6,484,145
Manufacturing 16.0%
Atlantis Group, Inc., 11%, 2/15/2003	875,000	866,250
Avondale Mills, Inc., 10.25%, 5/1/2006	1,840,000	1,536,400
Berry Plastics Corp., 12.25%, 4/15/2004	2,900,000	2,950,750
BPC Holdings Corp., 12.5%, 6/15/2006	1,148,709	1,010,864
Day International Group, Inc., 11.125%, 6/1/2005	1,390,000	1,264,900
Delco Remy International, Inc., 10.625%, 8/1/2006	1,370,000	1,393,975
Eagle-Picher Holdings Co., 9.375%, 3/1/2008	1,340,000	696,800
Equistar Chemicals LP, 9.875%, 5/1/2007	330,000	336,600
Equistar Chemicals LP, 10.125%, 9/1/2008	590,000	601,800
Flowserve Corp., 12.25%, 8/15/2010	1,520,000	1,702,400
Foamex LP, 13.5%, 8/15/2005	910,000	768,950
Fonda Group, 9.5%, 3/1/2007	1,330,000	1,203,650
Gaylord Container Corp., 9.75%, 6/15/2007	1,560,000	1,263,600
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	717,303	900
GS Technologies, 12%, 9/1/2004*	1,670,000	33,400
GS Technologies, 12.25%, 10/1/2005*	1,430,000	14,300
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006	560,000	224,000
Hayes Wheels International, Inc., 11%, 7/15/2006	1,990,000	59,700
Huntsman Polymers Corp., 11.75%, 12/1/2004	2,030,000	203,000
ISP Chemical, 10.25%, 7/1/2011	430,000	440,750
ISP Holdings, Inc., 9%, 10/15/2003	430,000	436,450
ISP Holdings, Inc., 10.25%, 7/1/2011	140,000	143,500
Knoll, Inc., 10.875%, 3/15/2006	1,115,000	1,059,250
Louisiana Pacific Corp., 10.875%, 11/15/2008	630,000	636,300
Lyondell Chemical Co., 9.5%, 12/15/2008	940,000	940,000
Motors and Gears, Inc., 10.75%, 11/15/2006	440,000	391,600
Navistar International Corp., 9.375%, 6/1/2006	770,000	808,500
NL Industries, Inc., 11.75%, 10/15/2003	5,063,000	5,063,000
Owens-Illinois Inc., 8.1%, 5/15/2007	1,050,000	971,250
Plainwell, Inc., 11%, 3/1/2008*	590,000	5,900
Plastipak Holdings, 10.75%, 9/1/2011	480,000	513,600
Printpack, Inc., 10.625%, 8/15/2006	1,020,000	1,050,600
Riverwood International Corp., 10.875%, 4/1/2008	3,095,000	3,172,375
Salton, Inc., 10.75%, 12/15/2005	200,000	192,000
Salton, Inc., 12.25%, 4/15/2008	1,120,000	1,125,600
SF Holdings Group, Inc., Step-up Coupon, 0% to 3/15/2003, 12.75% to 3/15/2008	1,330,000	571,900
Stone Container Corp., 9.75%, 2/1/2011	1,330,000	1,429,750
Tenneco Automotive, Inc., 11.625%, 10/15/2009	125,000	60,000
Terex Corp., 8.875%, 4/1/2008	330,000	327,525
Terra Capital, Inc., 12.875%, 10/15/2008	1,400,000	1,421,000
Terra Industries, Inc., 10.5%, 6/15/2005	630,000	472,500
Texas Petrochemicals Corp., 11.125%, 7/1/2006	900,000	711,000
		38,076,589
Media 11.9%
American Lawyer Media, Inc., 9.75%, 12/15/2007	1,490,000	1,043,000
Avalon Cable, Step-up Coupon 0% to 12/1/2003, 11.875% to 12/1/2008	910,000	710,938
Cablevision Systems Corp., 7.875%, 12/15/2007	100,000	104,726
Charter Communications Holdings, 10%, 5/15/2011	130,000	134,550
Charter Communication Holdings, Step-up Coupon 0% to 1/15/2005, 11.75% to 1/15/2010	130,000	94,900
Charter Communication Holdings, Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	320,000	204,800
Charter Communication Holdings, Step-up Coupon 0% to 1/15/2006, 13.5% to 1/15/2011	450,000	303,750
Clear Channel Communication, Inc., 8%, 11/1/2008	940,000	991,700
Comcast UK Cable Partners, 11.2%, 11/15/2007	3,580,000	2,541,800
CSC Holdings, Inc., 9.875%, 2/15/2013	840,000	897,750
CSC Holdings, Inc., 10.5%, 5/15/2016	1,965,000	2,154,131
EchoStar DBS Corp., 9.25%, 2/1/2006	3,110,000	3,218,850
Frontiervision LP, 11%, 10/15/2006	840,000	873,600
Insight Communications, Step-up Coupon 0% to 2/15/2006, 12.25% to 2/15/2011	1,250,000	750,000
Interep National Radio Sales, Inc., 10%, 7/1/2008	1,800,000	1,188,000
Key3Media Group, Inc., 11.25%, 6/15/2011	550,000	440,000
Nextmedia Operating, Inc., 10.75%, 7/1/2011	440,000	457,600
Outdoor Systems, Inc., 8.875%, 6/15/2007	530,000	567,763
Primedia, Inc., 8.875%, 5/15/2011	780,000	686,400
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10% to 4/15/2008	6,090,000	4,872,000
TeleWest Communications PLC, 11%, 10/1/2007	5,040,000	3,981,600
TeleWest Communications PLC, 11.25%, 11/1/2008	820,000	680,600
Transwestern Publishing, 9.625%, 11/15/2007	500,000	510,000
Transwestern Publishing, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	250,000	208,125
United International Holdings, Step-up Coupon, 0% to 2/15/2003, 10.75% to 2/15/2008	1,310,000	206,325
United Pan-Europe Communications, 10.875%, 11/1/2007	850,000	146,625
Young Broadcasting, Inc., 8.5%, 12/15/2008	330,000	330,000
		28,299,533
Metals & Minerals 1.2%
Compass Minerals Group, 10%, 8/15/2011	280,000	296,100
Metals USA, Inc., 8.625%, 2/15/2008*	800,000	120,000
MMI Products, Inc., 11.25%, 4/15/2007	965,000	849,200
Republic Technologies Corp., 13.75%, 7/15/2009*	1,920,000	124,800
U.S. Can Corp., 12.375%, 10/1/2010	1,890,000	1,436,400
		2,826,500
Service Industries 3.7%
Allied Waste North America, Inc., 10%, 8/1/2009	1,680,000	1,730,400
Autonation, Inc., 9%, 8/1/2008	360,000	369,000
Avis Group Holdings, Inc., 11%, 5/1/2009	1,440,000	1,540,800
Coinmach Corp., 11.75%, 11/15/2005	2,420,000	2,498,650
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	920,000	880,900
La Petite Academy, Inc., 10%, 5/15/2008	1,800,000	1,260,000
Trico Marine Services, 8.5%, 8/1/2005	610,000	556,625
		8,836,375
Technology 0.2%
Exodus Communications, 10.75%, 12/15/2009*	260,000	67,600
Exodus Communications, 11.25%, 7/1/2008*	460,000	119,600
PSINet, Inc., 11.5%, 11/1/2008*	2,570,000	205,600
		392,800
Transportation 0.6%
Petro Stopping Centers, 10.5%, 2/1/2007	1,490,000	1,236,700
Teekay Shipping Corp., 8.875%, 7/15/2001	280,000	286,300
		1,523,000
Utilities 1.6%
Calpine Corp., 7.75%, 4/15/2009	1,420,000	1,350,974
Calpine Corp., 8.5%, 2/15/2011	1,000,000	990,180
Plains Resources, Inc., 10.25%, 3/15/2006	1,500,000	1,530,000
		3,871,154
Total Corporate Bonds (Cost $254,916,746)		203,300,496

Foreign Bonds - U.S.$ Denominated 6.1%
Australis Holdings, 15%, 11/1/2002*	2,750,000	275
Diamond Cable Communications PLC, 13.255%, 9/30/2004	1,115,000	446,000
Euramax International PLC, 11.25%, 10/1/2006	2,055,000	1,911,150
Global Telesystems, Inc., 10.875%, 6/15/2008*	430,000	1,075
Global Telesystems, Inc., 11.5%, 12/15/2007*	2,020,000	5,050
Kappa Beheer BV, 10.625%, 7/15/2009	1,290,000	1,380,300
MetroNet Communications Corp., Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	1,390,000	883,073
MetroNet Communications Corp., Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	650,000	372,741
MetroNet Communications Corp., 10.625%, 11/1/2008	1,100,000	811,223
MetroNet Communications Corp., 12%, 8/15/2007	360,000	280,021
Millicom International Cellular SA, 13.5%, 6/1/2006	3,370,000	2,123,100
PTC International Finance, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	1,330,000	1,163,750
Rogers Cantel, Inc., 9.75%, 6/1/2016	1,965,000	1,955,175
Star Choice Communications, Inc., 13%, 12/15/2005	400,000	420,000
Stone Container Corp., 11.5%, 8/15/2006	920,000	1,002,800
TFM, SA de CV, 10.25%, 6/15/2007	1,550,000	1,340,750
Versatel Telecom NV, 11.875%, 7/15/2009	280,000	103,600
Versatel Telecom NV, 13.25%, 5/15/2008	690,000	262,200
Total Foreign Bonds - U.S.$ Denominated (Cost $22,273,603)		14,462,283

	Shares	Value ($)
Common Stocks 0.0%
Communications 0.0%
Telephone/Communications
ICG Communications, Inc.*	4,950	416
Health 0.0%
Health Industry Services
National Vision, Inc.*	73,874	50,825
Manufacturing 0.0%
Containers & Paper 0.0%
SF Holdings Group, Inc.*	266	1,064
Metals & Minerals 0.0%
Steel & Metals
Metal Management, Inc.*	44,003	46,071
Printing/Publishing
American Banknote Corp.*	720	-
Total Common Stocks (Cost $1,201,987)		98,376

Warrants* 0.0%
Communications 0.0%
Cellular Telephone
Communication Cellular SA	2,000	4,000
Telephone/Communications
Benedek Communications Corp.	5,000	-
Econophone, Inc.	830	8
KMC Telecom Holdings, Inc.	1,240	12
		20
Construction 0.0%
Building Materials
Waxman Industries, Inc.	55,106	551
Homebuilding
Capital Pacific Holdings	3,634	363
Durables 0.0%
Aerospace
Decrane Holdings Co.	1,640	16
Energy 0.0%
Oil/Gas Transmission
Empire Gas Corp.	1,794	1,794
Financial 0.0%
Other Financial Companies
Ono Finance PLC	1,380	27,600
Manufacturing 0.0%
Diversified Manufacturing
Republic Technology Corp.	2,800	19
Total Warrants (Cost $292,188)		34,363

Preferred Stocks 0.4%
Media
Broadcasting & Entertainment
Sinclair Capital (Cost $850,224)	8,500	852,125
Convertible Preferred Stocks* 0.0%
Communications
Telephone/Communications
World Access, Inc. "D" (Cost $748,326)	502	24,582

	Units	Value ($)
Other 0.0%
Service Industries
Miscellaneous Consumer Services
Spincycle, Inc.	29,072	71,039
Spincycle, Inc. "F"	204	11
Total Other (Cost $71,051)		71,050

	Principal Amount ($)	Value ($)
Asset Backed 0.9%
Golden Tree High Yield Opportunities, 13.054%, 10/31/2007 (Cost $2,000,000) (b)	2,000,000	2,007,000

U.S. Government & Agencies 6.4%
U.S. Treasury Bond, 14.0%, 11/15/2011 (Cost $15,250,781)	10,600,000	15,172,946

Put Option - Purchased 0.0%
Allied Waste Industries, Inc., strike price at $12.50, expires 3/18/2002 (Cost $63,364)	295	64,900

Cash Equivalents 0.8%
Zurich Scudder Cash Management QP Trust, 2.24%** (Cost $1,898,296)	1,898,296	1,898,296
Total Investment Portfolio - 100.0% (Cost $299,566,566) (a)		237,986,417

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at November 30, 2001.
(a) The cost for federal income tax purposes was $299,902,176. At November 30, 2001, net unrealized depreciation for all securities based on tax cost was $61,915,759. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,224,463 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $69,140,222.
(b) Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.
At November 30, 2001, open futures contracts sold were as follows:
Futures	Aggregate Face Value ($)	Value ($)
U.S. 5-year CBT Note	10,609,411	10,818,750
Total unrealized depreciation on open futures contracts sold short		(209,339)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2001
Assets
Investments in securities, at value (cost $299,566,566)	$ 237,986,417
Cash	10,000
Receivable for investments sold	1,226,190
Dividends receivable	27,609
Interest receivable	5,651,475
Total assets	244,901,691
Liabilities
Payable for investments purchased	4,820,150
Notes payable	65,000,000
Interest payable	100,197
Dividends payable	2,074,200
Payable for daily variation margin on open futures contracts	29,688
Accrued management fee	118,976
Other accrued expenses and payables	116,777
Total liabilities	72,259,988
Net assets, at value	$ 172,641,703
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(1,899,435)
Net unrealized appreciation (depreciation) on: Investments	(61,580,149)
Futures	(209,339)
Accumulated net realized gain (loss)	(50,794,866)
Paid-in capital	287,125,492
Net assets, at value	$ 172,641,703
Net Asset Value
Net Asset Value per share ($172,641,703 / 30,728,893 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2001
Investment Income
Income: Dividends	$ 110,526
Interest	29,858,011
Total Income	29,968,537
Expenses: Management fee	1,585,165
Services to shareholders	97,935
Custodian fees	7,406
Auditing	42,589
Legal	126,797
Trustees' fees and expenses	20,884
Reports to shareholders	115,207
Interest expense	3,128,387
Other	49,371
Total expenses, before expense reductions	5,173,741
Expense reductions	(2,434)
Total expenses, after expense reductions	5,171,307
Net investment income	24,797,230
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(19,994,433)
Futures	35,806
(19,958,627)
Net unrealized appreciation (depreciation) during the period on: Investments	7,387,241
Futures	(209,339)
7,177,902
Net gain (loss) on investment transactions	(12,780,725)
Net increase (decrease) in net assets resulting from operations	$ 12,016,505

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2001	2000
Operations: Net investment income	$ 24,797,230	$ 27,206,756
Net realized gain (loss) on investment transactions	(19,958,627)	(12,027,047)
Net unrealized appreciation (depreciation) on investment transactions during the period	7,177,902	(40,641,510)
Net increase (decrease) in net assets resulting from operations	12,016,505	(25,461,801)
Distributions to shareholders from: Net investment income:	(26,787,503)	(29,380,072)
Fund share transactions: Reinvestment of distributions	2,203,300	2,721,197
Net increase (decrease) in net assets from Fund share transactions	2,203,300	2,721,197
Increase (decrease) in net assets	(12,567,698)	(52,120,676)
Net assets at beginning of period	185,209,401	237,330,077
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $1,899,435 and $90,838, respectively)	$ 172,641,703	$ 185,209,401
Other information
Shares outstanding at beginning of period	30,434,489	30,079,221
Shares issued to shareholders in reinvestment of dividends	294,404	355,268
Shares outstanding at end of period	30,728,893	30,434,489

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2001
Cash flows from operating activities
Investment income received	$ 24,137,602
Payment of operating expenses	(5,251,914)
Proceeds from sale and maturities of investments	110,339,889
Purchases of investments	(121,706,512)
Cash provided by operating activities	7,519,065
Cash flows from financing activities
Distributions paid (net of reinvestment of dividends)	(22,510,003)
Net increase of loan principal	15,000,000
Cash provided by financing activities	(7,510,003)
Increase in cash	9,062
Cash at beginning of period	938
Cash at end of period	$ 10,000
Reconciliation of net increase in net assets from operations to cash provided by operating activities
Net increase in net assets resulting from operations	$ 12,016,505
Net increase in investments	(8,918,010)
Decrease in dividends and interest receivable	491,471
Increase in receivable for investments sold	(672,935)
Increase in payable for investments purchased	4,652,953
Decrease in interest payable	(80,052)
Increase in accrued expenses and payables	29,133
Cash provided by operating activities	$ 7,519,065

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 6.09	$ 7.89	$ 8.94	$ 9.44	$ 9.20
Income (loss) from investment operations: Net investment income	.81[a]	.90[a]	.95[a]	.92	.91
Net realized and unrealized gain (loss) on investment transactions	(.40)	(1.73)	(.96)	(.52)	.23
Total from investment operations	.41	(.83)	(.01)	.40	1.14
Less distributions from: Net investment income	(.88)	(.97)	(.92)	(.90)	(.90)
Dilution resulting from the rights offering at market value	-	-	(.12)	-	-
Net asset value, end of period	$ 5.62	$ 6.09	$ 7.89	$ 8.94	$ 9.44
Market value, end of period	$ 7.42	$ 7.19	$ 8.63	$ 9.88	$ 10.19
Total Return
Based on net asset value (%)[c]	3.86	(12.57)	(1.86)[b]	4.38	12.99
Based on market value (%)[c]	16.00	(5.45)	(2.87)[b]	6.50	11.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	173	185	237	214	223
Ratio of expenses excluding interest expense (%)	1.10	1.07	1.28	.99	1.01
Ratio of expenses before expense reductions (%)	2.78	2.74	2.32	1.55	1.56
Ratio of expenses after expense reductions (%)	2.78	2.73	2.32	1.55	1.56
Ratio of net investment income (loss) (%)	13.31	12.32	11.21	10.01	9.84
Portfolio turnover rate (%)	47	65	45	83	79
Total debt outstanding at end of period ($ thousands)	65,000	50,000	55,000	20,000	20,000
Asset coverage per $1,000 of debt	3,656	4,704	5,315	11,700	12,100

a Based on average shares outstanding during the period.
b During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with a rights offering of the Fund's shares. Without the effect of the dilution, total return for the net asset value and the market value would have been .51% and (1.50)%, respectively.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Trust (the ``Fund''), formerly Kemper High Income Trust, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value, as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $48,202,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($8,767,000), November 30, 2003 ($5,908,000), November 30, 2005 ($152,000), November 30, 2007 ($3,509,000), November 30, 2008 ($9,086,000) and November 30, 2009 ($20,780,000), the expiration dates, whichever occurs first. In addition, from November 1, 2001 through November 30, 2001 the Fund incurred approximately $2,364,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Included in distributions from net investment income, for the year ended November 30, 2001, are $1,899,435 or $0.06 per share which represent distributions in excess of net investment income. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at November 30, 2001. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

Other Considerations. The Fund invests a substantial portion of its assets in high-yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

B. Purchase and Sales of Securities

During the year ended November 30, 2001, purchases and sales of investment securities (excluding short-term instruments) aggregated $100,953,727 and $94,595,422, respectively. Purchases and sales of U.S. government obligations aggregated $23,714,766 and $16,417,402, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250,000,000 of the Fund's average weekly net assets and 0.75% of such net assets in excess of $250,000,000, computed and accrued daily and payable monthly.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory approval and satisfaction of other conditions, in the first half of 2002.

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $30,973, of which $29,688 is unpaid at November 30, 2001.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2001, totaled $90,999 and are reflected as interest income on the Statement of Operations.

D. Borrowings

The notes payable represents loans of $65,000,000 from Bank of America and State Street Bank and Trust Company at November 30, 2001. The notes bear interest at the 5 month LIBOR plus 0.45% (2.405% at November 30, 2001) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in amount not to exceed $105,000,000 at any one time and which is available until April 1, 2002. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2001 was $58,260,274 with a weighted average interest rate of 5.25%.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2001, the Fund's custodian and transfer agent fees were reduced by $1,840 and $594 respectively, under these arrangements.

F. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder High Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder High Income Trust (the "Fund"), formerly Kemper High Income Trust, as of November 30, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder High Income Trust, at November 30, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 2, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady*
Trustee and President
Linda C. Coughlin*
Chairperson, Trustee and Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.*
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Philip J. Collora*
Vice President and Assistant Secretary
Kathryn L. Quirk*
Vice President
Harry E. Resis, Jr.*
Vice President
Linda J. Wondrack*
Vice President
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
John Millette*
Secretary
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment and Cash Purchase Plan (the "Plan") which is available to you as a shareholder of Scudder High Income Trust, formerly Kemper High Income Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph D for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, N.A. ("UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph E hereof. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts. All cash contributions to a participant's Account made pursuant to Paragraph E hereof will be invested in Shares purchased in the open market.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri
64121-7194
1-800-294-4366

E. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs E and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

M. Withdrawal From Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will modify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually, for personal records and to assist in preparation of Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

O. Amendment of the Plan

Effective April 1, 2002, the Board of Trustees of the Fund has amended the Fund's Plan and, in connection with that amendment, has approved the appointment of UBS PaineWebber ("UBS") as Plan Agent, replacing UMB. Participants in the Plan have been notified of these amendments. No action is required on the part of participants with respect to their status in the Plan.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048